UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/15/2011

Amfil Technologies Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  33-2775-A

New York	13-3296819
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

805 Fiero Lane Suite F
San Luis Obispo, CA 93401
(Address of principal executive offices, including zip code)

805 275 2433
(Registrant’s telephone number, including area code)

Technical Ventures Inc.
2000 ne 22nd St. Wilton Manors, FL 33305
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(a)
On June 14th, 2011, Mr. Noel Nedrick President and CEO and Director of Amfil Technologies Inc.,   entered into a Definitive Acquisition Agreement to sell off the Amfil “Ozone” Technologies of the company, after a Majority Shareholder Consent had been obtained by the Board of Directors to do so. This Definitive Agreement is more particularly described in the attached exhibits. The selloff of the AMFIL “Ozone” Technology will eliminate approximately 350 Thousand dollars in liabilities that the company is presently carrying. This now allows the company to focus on its continued progress with the gold exploratory projects as a core objective for the company.

ITEM 5.02  ELECTION OF DIRECTOR;

(a)
On May 31st, 2011, Dr. Yarko Mulkewytch, the Interim President and CEO and Director of AMFIL Technologies, Inc., resigned as President/CEO. Dr. Mulkewytch’s resignation has made allowance for the appointment more particularly described in paragraph (b) herein. Dr Mulkewytch will continue to serve as a Director of the company.

(b)
On June 2 nd, 2011, the Board of Directors approved the appointment of Mr. Noel Nedrick to the Board of Directors and as President and CEO of AMFIL Technologies, Inc. As a former Director and Financial Advisor of MIDLANDS MINERALS, (MEX); Toronto, Canada, and former Analyst for TD Commercial Bank, Canada. Mr. Noel Nedrick brings effective and highly competent communication skills with strong relationship management, leadership and negotiating skills.

Mr. Noel Nedrick is a well-rounded and knowledgeable financial service professional with experience in commercial banking, mining finance and telecommunications. Mr. Noel Nedrick brings a comprehensive understanding of equity and credit analysis; deal structuring, valuation methodologies and credit risk management.

This Form 8-K may contain forward looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and Safe Harbor Statements under the Private Securities Litigation Reform Act of 1995; The actual results could differ materially from those set forth in the forward looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of competitive products and pricing, product demand and market acceptance, new product development, reliance on key strategic alliances, availability of raw materials, the regulatory environment, fluctuations in operating results, and other risks.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amfil Technologies Inc

June 15th , 2011	By:	/s/ Larry Leverton

Larry Leverton
Secretary/Vice President and
Director

EXHIBIT INDEX

Exhibit No.	Description
EX-1	Definitive Acquisition Agreement between AMFIL Technologies, Inc. and A.C.T.S. Inc.